UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: August 28, 2015

GOLD BILLION GROUP HOLDINGS LIMITED.

(Exact name of registrant as specified in its charter)

Delaware	6719	13-4167393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Brumby Centre, Lot 42, Jalan Muhibbah, 87000, Labuan F.T., Malaysia
(Address of principal executive offices)

852-59331214 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

As reported in a Current Report on Form 8-K, dated July 30, 2105, and filed on August 7, 2015, effective as of July 30, 2015, the Registrant changed its name from Hotel Outsource Management International, Inc., to Gold Billion Group Holdings Limited.  In connection with the name change, the Company’s CUSIP number changed to 380529 107.

In conjunction with its name change, the Registrant submitted a request to FINRA (Financial Industry Regulatory Authority) for a change in the trading symbol for the Company’s shares.  The request for a change in the trading symbol was approved by FINRA and became effective in the marketplace at the open of business on August 28, 2105 (the “Effective Date”).  On the Effective Date, the Company’s trading symbol changed to “GBGH.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD BILLION GROUP HOLDINGS LIMITED

Date: September 11, 2015

/S / Kok Seng Yeap

By:  Kok Seng Yeap
Its:   Chief Executive Officer

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